Prepared by:
                         Brent S. Gorey, Esq.
                         Stradley, Ronon, Stevens & Young, LLP
                         2600 One Commerce Square
                         Philadelphia, PA  19103


                    MORTGAGE AND SECURITY AGREEMENT


     THIS MORTGAGE, given as of the 28th day of January, 1998, by MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership, with offices located at 600 Third Avenue, Kingston, Pennsylvania 18704, ("Mortgagor"), to ROYAL BANK OF PENNSYLVANIA, a Pennsylvania banking institution with offices at 732 Montgomery Avenue, Narberth, Pennsylvania 19072 ("Mortgagee").

     WHEREAS, Mortgagor by a promissory note dated the date of this Mortgage (as the same may be amended, modified, extended or renewed from time to time, the "Note") promises to pay to the order of Mortgagee, with interest, the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000.00), or so much thereof as may be advanced from time to time by Mortgagee pursuant to the terms of a Land Acquisition and Construction Loan Agreement dated the date of this Mortgage between Mortgagor and Mortgagee (as the same may be amended, modified, or supplemented from time to time, the "Loan Agreement");

     WHEREAS, the Note contains provisions which allow for changes from time to time in the rate of interest;

     NOW THIS INDENTURE WITNESSETH, that Mortgagor, in consider-ation of the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000.00) evidenced by the Note, and to secure the payment thereof with interest thereon, and all other sums due or to become due under the Note, this Mortgage, or the Loan Agreement (the Note, this Mortgage, the Loan Agreement, and all other documents given as security for or in connection with the Note, as the same may be amended, modified, or supplemented from time to time, are sometimes collectively referred to below as the "Loan Documents"), and to secure the performance of all other covenants, terms, conditions, and agreements of Mortgagor under the Loan Documents, and to secure the payment of any past, present, and future loans, advances, extensions of credit, or other financial accommodations made by Mortgagee to Mortgagor, or

<PAGE 2>
to third parties upon the surety, guaranty, endorsement, or other accommodation of Mortgagor, and intending to be legally bound, does hereby transfer, assign, mortgage and pledge and does hereby grant, bargain, sell, convey, alien, release and confirm unto Mortgagee, its successors and assigns, and does hereby assign and grant to Mortgagee, its successors and assigns, a security interest in:

     ALL THAT CERTAIN lot(s) or parcel(s) of ground in Ocean
County, New Jersey, described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Premises");

     TOGETHER WITH all present and future buildings and improve-

ments erected or to be erected thereon, as well as all present and future alterations, additions and improvements now or hereafter made thereto (collectively, the "Improvements"); and all streets, alleys, passages, easements, licenses, ways, water, water courses, water rights, air rights, other rights, timber, crops, minerals, liberties, privileges, hereditament and the appurtenances thereunto belonging (collectively, the "Hereditaments");

     TOGETHER WITH all present and future reversions, remainders, incomes, rents, security deposits, issues, profits, fees, payments, grants, franchises, rights, claims, concessions, and operating privileges derived from or received in connection with all purposes for which the Premises and the Improvements might be employed, whether now existing or hereafter arising (collectively, the "Rents");

     TOGETHER WITH all present and future machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of Mortgagor now or hereafter located on, about, under or in the Premises or the Improvements, without regard to whether the same may be affixed to the Premises or Improvements, at any time and from time to time and used or usable in connection with any present or future operation or occupancy of the Improvements, including but not limited to all heating, electrical, air condi-tioning, ventilating, lighting, laundry, incinerating and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, and communications apparatus, appliances, furnish-ings, carpeting, cabinets, partitions, ducts and compressors, and all parts and accessories therefor and all substitutions and

<PAGE 3>
replacements thereof, and the cash and non-cash proceeds of all the foregoing, including but not limited to the proceeds of any policy of insurance thereon (collectively, the "Building
Equipment");

     TOGETHER WITH all present and future contracts relating to the Premises, the Improvements, the Hereditaments, or the Building Equipment; all documents, contract rights, accounts, commitments, construction contracts, architectural agreements, general intangibles (including, but not limited to, trademarks and trade names), instruments, notes and chattel paper arising from or by virtue of any transaction related to the Premises, the Improvements, or the Building Equipment; and all other interests of every kind and character that Mortgagor now has or hereafter acquires in and to the Premises, the Improvements, the Heredita-ments and the Building Equipment (collectively, the "Rights");

     TOGETHER WITH all awards, decrees, proceeds and settlements made to or for the benefit of Mortgagor by reason of any damage to, destruction of or taking of the Premises or any part thereof or any Improvements, Hereditaments, or Building Equipment, whether made by reason of the exercise of the right of eminent domain or otherwise, or by any public or private authority, tribunal, corporation or other entity or by any natural person ("Damages").

     All of the foregoing property of whatever kind encumbered by this Mortgage and any additional property now owned or hereafter acquired by Mortgagor and subject to the lien of this Mortgage or intended to be so is sometimes referred to below as the "Mortgaged Property."

     TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, its successors and assigns, forever to its and their own proper use, benefit and behoof forever.

     PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee the principal sum (including all additional advances and all other sums) payable by Mortgagor to Mortgagee under the Loan Documents, with interest thereon, and shall perform or cause to be performed all other covenants, terms, conditions, and agreements contained in the Loan Documents, and shall promptly pay or cause to be paid all other sums secured by this Mortgage, all without fraud or delay or

<PAGE 4>
deduction or abatement of anything or for any reason, then this Mortgage and the estate granted by this Mortgage shall cease, terminate and become void.

     Mortgagor covenants and warrants that Mortgagor is sole lawful owner of an indefeasible estate in fee simple in the Mortgaged Property, free from all prior liens and encumbrances, and will warrant and forever defend the title thereof unto the Mortgagee against all claims whatsoever. In the event the interest of Mortgagee in the Mortgaged Property or any part thereof should be endangered or should be challenged, directly or indirectly, Mortgagor authorizes Mortgagee, at Mortgagor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest.

     Mortgagor further covenants and agrees with Mortgagee that, until payment of all sums secured by this Mortgage:

     1.   Payment of Sums Secured and Performance.

          (a) Mortgagor shall pay when due the principal sum secured by the Mortgage with interest thereon at the times and in the manner as provided in the Note and shall pay when due all other sums secured by this Mortgage.

          (b) Mortgagor shall promptly and faithfully observe and perform all covenants, terms, conditions, and agreements contained in this Mortgage, in the Note, and in the other Loan
Documents.

     2. Taxes and Other Charges. Mortgagor shall pay, prior to the time when interest or penalties commence to accrue thereon, all taxes, sewer and water rents and other charges, including charges in lieu of taxes, and other claims owing the State of New Jersey or any other governmental authority, state or local, and all taxes, charges, and claims owing to the United States of America. Promptly after request by Mortgagee, Mortgagor shall produce to Mortgagee receipts or other satisfactory evidence of the payment of such items; provided, however, if Mortgagor in good faith and by appropriate legal action shall contest the validity or the amount of any such item, after notice to Mortgagee, and, if required by Mortgagee, shall have furnished

<PAGE 5>
and deposited security as required by Mortgagee and furnished assurance satisfactory to Mortgagee indemnifying it against any loss by reason of such contest, then Mortgagor shall not be required to pay the item or to produce the required receipts so long as the contest: (i) operates to prevent collection and enforcement; (ii) does not interfere with the use, occupancy or operations of the Mortgaged Property and the timely payment of all sums due under this Mortgage; (iii) does not jeopardize the lien of this Mortgage; (iv) is maintained and prosecuted with diligence; and (v) is not terminated or discontinued adversely to Mortgagor.

     3.   Insurance.

          (a) Mortgagor shall keep the Premises, the Improve-ments, and the Building Equipment insured for the benefit of Mortgagee, its successors and assigns, as its interest may appear, against loss or damage by fire and other hazards including, without limitation, "all risks" (with extended coverage, vandalism and malicious mischief endorsements), upon terms and in companies satisfactory to Mortgagee, at all times in amounts required by Mortgagee and not less than the full replacement value of the Improvements and the Building Equipment. Mortgagor shall deliver all policies of insurance to the Mortgagee, each of such policies to contain noncontributory mortgagee clauses satisfactory to Mortgagee and provision for thirty (30) days' written notice, certified mail, return receipt requested, to Mortgagee of cancellation or material change in coverage, and to be endorsed to name Mortgagee as an additional insured with loss payable to Mortgagee. Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with the insurance required to be maintained under this Mortgage, unless Mortgagee is included on such insurance as an additional named insured with loss payable to Mortgagee under a standard mortgagee endorsement of the character above described. Mortgagor shall immediately notify Mortgagee whenever such separate insurance is taken out and shall promptly deliver to Mortgagee the policy of such insurance. Mortgagor shall maintain and deliver satisfactory evidence to Mortgagee that there are in effect, if and as required by Mortgagee, policies of workmen's compensation, general liability insurance, and flood insurance, in such amounts as Mortgagee may from time to time require, in such form and issued by companies acceptable to Mortgagee, and such other insurance (including without limitation

<PAGE 6>
business interruption insurance) as Mortgagee may from time to time require. Mortgagor shall promptly proceed to effect new insurance on the Mortgaged Property satisfactory to Mortgagee, if any required insurance shall expire, or be withdrawn, or become void by breach of any condition by Mortgagor, or become void or unsafe by reason of the failure of or impairment of the capital of any company in which such insurance may then be, or if for any other reason whatsoever such insurance shall become unsatisfactory to Mortgagee.

          (b) Mortgagor shall pay as they shall become due all premiums for all insurance, and shall deliver evidence of payment to Mortgagee within ten (10) days of payment. In event of loss or casualty, Mortgagor shall give immediate written notice to Mortgagee, and Mortgagee may make proof of loss if not promptly made by Mortgagor. Mortgagee shall have the right, at its election, to adjust and compromise any loss claims under such insurance. Mortgagor directs any insurance company to pay directly to Mortgagee any monies which may become payable to Mortgagor or Mortgagee as above and under such insurance, including return of unearned premiums, and Mortgagor appoints Mortgagee as attorney-in-fact to endorse any draft for such monies. All amounts recoverable under any insurance policy required by this Mortgage are assigned to Mortgagee and in the event of a loss the amount so collected, net of any cost incurred by Mortgagee in collecting the same, including attorneys' fees, shall be made available for restoration or replacement of the Improvements and Building Equipment then subject to the lien of this Mortgage, provided:

               (i) The fire or other occurrence causing the loss occurs more than six (6) months prior to the maturity date of the Note.

               (ii)   An Event of Default does not exist and,
during the course of restoration and replacement does not occur, under this Mortgage or the other Loan Documents.

               (iii) Mortgagor shall deposit with Mortgagee in an interest bearing account sufficient funds to cover the costs of restoring and replacing the Improvements to the extent such costs are in excess of the available insurance proceeds.


<PAGE 7>
               (iv)   Mortgagor shall promptly furnish to
Mortgagee plans and specifications for the restoration and replacement of the Improvements by such architect as shall be selected and engaged by Mortgagor and approved by Mortgagee.

               (v) Mortgagor shall submit evidence satisfac-tory to Mortgagee that the value of the Premises, as restored and replaced, is not less than the value of the Premises as of the date of the loss.

               (vi)   Mortgagor shall submit satisfactory
evidence that the restoration will be completed prior to the earlier of: (i) the maturity of the Note or (ii) one hundred eighty (180) days after the fire or other occurrence causing the loss, or such other period of time necessary due to extent of such loss as Mortgagee may approve in writing in its sole discretion (the "Completion Date").

              (vii) Prior to the commencement of such restora-tion, Mortgagor shall take all steps necessary to avoid the imposition of any mechanics' liens on the Premises or Improvements.

          Subject to the foregoing, insurance proceeds, net of the cost of adjusting, collecting, and such reasonable administrative charge as Mortgagee may impose for distributing same, shall be advanced pursuant to and subject to the provisions and conditions of this Mortgage as work progresses and upon the architect's certification. The insurance proceeds to be released shall be disbursed on request, but no more frequently than twice each month, in accordance with a draw schedule approved by Mortgagee. The item or items to which each distribution may be applied are subject to the prior approval of Mortgagee. Upon completion of such restoration, reconstruction and renovation, or upon occurrence of an Event of Default under this Mortgage, any portion of the insurance proceeds remaining unexpended shall be applied by Mortgagee in its sole discretion to the payment of accrued and unpaid interest, if any, on account of the unpaid principal sum, or to other sums due under this Mortgage or the other Loan Documents, in such order as Mortgagee may elect. No damage or destruction of the Mortgaged Property nor any application of insurance proceeds to the payment of the


<PAGE 8>
indebtedness evidenced by the Note shall postpone or reduce the amount of any installment of principal or interest due under the Note.

          In the event all conditions of this paragraph (b) are not fully complied with within forty-five (45) days after the fire or other occurrence causing the loss, or all restoration, reconstruction and renovation is not completed by the Completion Date, and with regard to all other insurance proceeds (other than proceeds payable under the hazard insurance policy), all insurance proceeds shall be applied by Mortgagee in its sole discretion to the payment of accrued and unpaid interest, if any, on account of the unpaid principal sum, or to other sums due under this Mortgage or under the other Loan Documents, in such order as Mortgagee may elect.

          (c) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured by this Mortgage, all right, title and interest of Mortgagor to any insurance policies then in force covering the Mortgaged Property shall pass to the transferee of the Mortgaged Property. Mortgagee is irrevocably appointed by Mortgagor as attorney-in-fact for Mortgagor, coupled with an interest, to assign any policy in the event of the foreclosure of this Mortgage or other extinguishment of the indebtedness secured by this Mortgage.

     4.   Escrow Deposits.

          (a) Mortgagor shall deposit with Mortgagee, in a lump sum concurrently with the execution of this Mortgage and in monthly installments thereafter, such sums as shall equal annually the amount of the annual real estate taxes and such other charges as may be assessed or levied by any public authority on the Mortgaged Property. It is intended that not later that one month prior to the dates on which the taxes and other charges shall last be due and payable without interest or penalty, such sums shall be applied to the payment of the item or items in respect of which such sums were deposited, or, at Mortgagee's option, to the payment of such items in such order of priority as Mortgagee shall determine, as the same become due and payable, and Mortgagor shall make available to Mortgagee proper bills therefor. If at any time that it is intended that Mortgagor shall have deposited with Mortgagee a sufficient sum to

<PAGE 9>
pay any tax or other charge in full and the amount then held by Mortgagee on deposit therefor shall be insufficient for that purpose, Mortgagor, upon demand, shall pay to Mortgagee any amount necessary to make up such deficiency. If Mortgagor shall be in default under this Mortgage, Mortgagee may at its option apply the amounts then deposited with Mortgagee, or any part thereof, in payment of the unpaid sums secured by this Mortgage. Nothing contained in this paragraph shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or any statute or rule of law to pay any such items and to add the amount of the payment, with interest, as provided in this Mortgage, to the indebtedness secured by this Mortgage, and to require payment thereof on demand. Payments from the deposit required under this Mortgage may be made by Mortgagee even though subsequent owners of the Mortgaged Property may benefit by such payments. If, when making any assignment of this Mortgage and the Note, the then Mortgagee shall pay over to its assignee the then balance of the deposits made by Mortgagor, such assigning Mortgagee shall have no further obligation to Mortgagor for the proper application of such deposits.

          (b) No amounts paid under paragraph (a), above, shall be deemed to be trust funds but may be commingled with the general funds of Mortgagee. Unless otherwise required by law, Mortgagee shall have no obligation to pay interest to Mortgagor on any amounts so deposited.

     5. Maintenance of Mortgaged Property. Mortgagor shall maintain the Mortgaged Property in good repair, order, and in first class condition; except as otherwise provided in or contemplated by the Loan Agreement, shall not remove any Building Equipment from the Premises or the Improvements, without the prior written consent of Mortgagee; except as otherwise provided in or contemplated by the Loan Agreement, shall not make, install, or permit to be made or installed, any alterations, additions, improvements, fixtures, appliances or equipment of any nature to or in the Mortgaged Property, without the prior written consent of Mortgagee; shall not commit or suffer any waste of the Mortgaged Property; shall not make any change in the use of the Mortgaged Property which may increase in any way the risk of fire or other hazard or which may impair the security of this Mortgage; shall not permit the Mortgaged Property to become deserted or unguarded; shall promptly protect and conserve any portion of the Mortgaged Property remaining after any damage to

<PAGE 10>
or partial destruction of the Mortgaged Property; shall promptly repair, restore, replace, or rebuild any portion of the Mortgaged
Property which is damaged or destroyed; and shall promptly restore the balance of the Mortgaged Property remaining after any condemnation.

     6. Inspections. Mortgagor shall permit Mortgagee and its agents, at any time and from time to time, to enter upon the Premises and Improvements and to inspect and appraise the same for any purpose.

     7. Estoppel Affidavit. Mortgagor shall, within five (5) days after request in person or within ten (10) days after request by mail, furnish a written statement or declaration, duly acknowledged, of the amount due on this Mortgage and whether any offsets or defenses exist thereto or against this Mortgage.

     8. Compliance with Laws and Agreements. Mortgagor shall comply with all rules, laws, ordinances, regulations, agreements, covenants, conditions, contracts, declarations, easements, encumbrances, licenses and restrictions affecting the Mortgaged Property, shall not suffer or permit any violation thereof, shall pay all fees and charges of any kind in connection therewith, and shall do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances, and other interests and rights in favor of, or constituting any portion of, the Mortgaged Property.

     9. Transfer of Mortgagor Property. Mortgagor shall not sell, transfer, or assign, and shall not permit the sale, transfer or assignment, voluntarily or involuntarily, by operation of law or otherwise, of the Mortgaged Property, or any part of or interest in the Mortgaged Property, without the prior written consent of Mortgagee, which consent Mortgagee may in its sole discretion withhold. A transfer of the Mortgaged Property shall be deemed to have occurred by virtue of the transfer of more than fifty percent (50%) of any interest (stock, partnership or otherwise) in Mortgagor, whether in a single transaction or by virtue of a series of transactions and whether voluntarily or involuntarily, by operation of law or otherwise.

     10. Liens and Encumbrances. Mortgagor shall maintain this Mortgage as a valid first lien (and security interest) on the Mortgaged Property, and shall not create, incur, assume, or

<PAGE 11>
suffer to exist any mortgage, lien, charge, security interest or other encumbrance upon the Mortgaged Property, or any part thereof, whether senior or subordinate, without the prior written consent of Mortgagee, which consent Mortgagee may in its sole discretion withhold. If any such lien or encumbrance is filed or recorded without Mortgagee's consent, then in addition to the other remedies available under the terms of this Mortgage, Mortgagor shall have it removed of record within thirty (30) days after it is filed or recorded. By placing or accepting any mortgage, lien or encumbrance of any type, whether voluntary or involuntary, whether consented to by Mortgagee or not, against the Mortgaged Property, the holder shall be deemed to have agreed, without any further act or documentation, that its mortgage, lien, and encumbrance shall be subordinate in lien priority to this Mortgage (including, without limitation, amend-ments which increase the interest rate on the Note, provide for future advances secured by this Mortgage, or provide for the release of portions of the Mortgaged Property with or without consideration).

     11. Condemnation. Mortgagor shall notify Mortgagee promptly of the commencement of any proceedings for the condemnation or the taking by eminent domain of all or any part of the Mortgaged Property. Mortgagee shall have the right to commence, appear in, and prosecute in its own or in Mortgagor's name, any such proceeding, and to settle or compromise any claim in connection therewith. Mortgagor appoints Mortgagee attorney-in-fact for Mortgagor, which appointment is coupled with an interest, to collect and receive any awards, damages, payments, and compensation from the authorities making the same, and to give receipts and acquittance therefor, and to institute, appear in and prosecute any proceeding therefor. All sums collected by or paid to Mortgagee pursuant to any such assignment, net of any cost incurred by Mortgagee in collecting the same, including attorneys' fees, may be: (i) applied by Mortgagee, in such order of priority as Mortgagee shall determine, to the payment of accrued interest and principal, whether or not then due and payable, or any other sums secured by this Mortgage; or (ii) paid or made available to Mortgagor, on such terms and conditions as Mortgagee may determine in its discretion, without waiving or impairing any equity or lien under and by virtue of this Mortgage. If, prior to the receipt by Mortgagee of such sums, the Mortgaged Property or any part thereof shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right,

<PAGE 12>
whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such sums to the extent of the debt remaining unsatisfied after such sale, with interest thereon at the highest rate set forth in the Note, and to receive the counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such sums.

     12. Leases and Rents. Mortgagor assigns to Mortgagee, as security for Mortgagor's obligations under this Mortgage, any and all leases entered into by Mortgagor for any portion of the Premises or Improvements, whether now existing or hereafter created, including all rents due and to become due thereunder as well as all rights and remedies provided therein for the collection of rents. Mortgagee in no way assumes or will assume any of the obligations as lessor under any leases, and this assignment shall not release Mortgagor of its obligations as lessor. Mortgagor shall perform, or cause to be performed, every obligation of the lessor and shall enforce every obligation of the lessee in every lease that is assigned to Mortgagee or any tenancy in which the rents are or may be assigned to Mortgagee, and shall not, modify, alter, waive or cancel any such lease or any part thereof, nor anticipate for more than one (1) month any rents that may be collectible under such lease or that may have been assigned to Mortgagee, nor assign any such lease or any such rents, without the prior written consent of Mortgagee.

     13. Subordinate Lienholders. Mortgagor shall not permit the holder of any subordinate mortgage or other subordinate lien, whether or not consented to by Mortgagee, to terminate any lease or agreement of sale for all or a portion of the Mortgaged Property, whether or not that lease or agreement of sale is subordinate (whether by law or the terms of such lease or a separate agreement) to the lien of this Mortgage, without the prior written consent of Mortgagee. The holder of any subordinate mortgage or other subordinate lien shall have no such right, whether by foreclosure of its mortgage or lien or otherwise, to terminate any such lease or agreement of sale, whether or not permitted to do so by Mortgagor or as a matter of law, and any such attempt to terminate any such lease or agreement of sale shall be ineffective and void, without the prior written consent of Mortgagee.



<PAGE 13>
     14. Payment of Costs and Expenses. If Mortgagor fails to pay any taxes, water and sewer rents, assessments, charges, claims, fees, costs, or expenses required to be paid under the terms of this Mortgage or to maintain insurance as required, or to make all necessary repairs to the Mortgaged Property, Mortgagee may, but shall not be obligated to, advance sums on behalf of Mortgagor in payment of such taxes, water and sewer rents, assessments, charges, claims, costs, expenses, fees, insurance and repairs, with right of subrogation, without prejudice to the right of enforcement of the obligation of the Note, or the other remedies of Mortgagee in this Mortgage, by reason of the failure of Mortgagor to make payment of the same; and all such sums so advanced by Mortgagee shall be added to and become a part of the indebtedness secured by this Mortgage, and payment of such sums (with interest thereon at the highest rate specified in the Note) may be enforced at any time by Mortgagee against Mortgagor.

     15. Changes in Laws of Taxation. If at any time the United States Government or any department or bureau thereof shall require internal revenue stamps on the Note secured by this Mortgage, Mortgagor shall pay for same upon demand; and on default of such payment within fifteen (15) days after demand, the holder of the Note may pay for such stamps and add the amount so paid to the indebtedness evidenced by the Note and secured by this Mortgage. If any law or ordinance adopted after the date of this Mortgage imposes a tax on Mortgagee with respect to the Mortgaged Property, the value of Mortgagor's equity in the Mortgaged Property, the amount of the indebtedness secured by this Mortgage, the Note, or the other Loan Documents, Mortgagee shall have the right at its election to give Mortgagor sixty (60) days written notice to pay the indebtedness secured by this Mortgage, whereupon such indebtedness shall become due and payable at the expiration of such period of sixty (60) days, unless prior thereto, lawfully and without violation of usury laws, Mortgagor has paid any such tax in full as the same became due and payable.

     16.  Environmental Covenants.
          (a) Mortgagor shall not use, nor permit any other party to use, the Mortgaged Property for the purpose of generating, treating, producing, storing, handling, transferring, processing, transporting, disposing or otherwise releasing
Hazardous Substances, either on, from or about the Mortgaged

<PAGE 14>
Property or elsewhere, which (i) creates or causes or threatens to create or cause contamination, either on the Mortgaged Property or elsewhere, required by any governmental authority to be removed or remedied under any Environmental Law, (ii) creates any form of liability, direct or indirect, due to such actual or threatened contamination, or (iii) is in contravention of any Environmental Law. Mortgagor shall require in all leases and subleases that all tenants, subtenants, and other occupants of the Mortgaged Property not use or occupy the Mortgaged Property in contravention of the Environmental Laws and the terms of this Mortgage.

          (b) The term "Environmental Law" includes any and all current or future federal, state, county, regional and local laws, statutes, rules, regulations and ordinances concerning protection of health or the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sub Section 9601 et seq., as amended ("CERCLA"), the Resource Conservation and Recovery Act, 42 U.S.C. Sub Section 6901 et seq., as amended ("RCRA"), the Toxic Substances Control Act, 15 U.S.C. Sub Section 2601 et seq., as amended ("TSCA"), the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et. seq. ("Spill Act"), and the New Jersey Industrial Site Recovery Act ("ISRA"). The term "Hazardous Substances" includes "hazardous substances" as defined in CERCLA and the Spill Act, "hazardous wastes" as defined in RCRA, and "toxic substances" as defined in TSCA, and any and all other pollutants and contaminants regulated or controlled by Environmental Laws.

          (c) Mortgagor shall, in the event of any actual or threatened discharge, spill, injection, escape, emission, disposal, leak or other release of Hazardous Substances on, from or about the Mortgaged Property, which is not authorized by a permit or other approval issued by the appropriate governmental agencies, promptly notify the U.S. Environmental Protection Agency and the appropriate agency of the State of New Jersey, and shall take all steps necessary to promptly remove, remediate, or otherwise clean up such actual or threatened discharge, spill, injection, escape, emission, disposal, leak or other release in accordance with the provisions of all Environmental Laws, and shall receive a certification from the appropriate agency of the State of New Jersey, or U.S. Environmental Protection Agency that the Mortgaged Property and any other affected property has been

<PAGE 15>
cleaned up to the satisfaction of those agencies.

          (d) Mortgagor grants Mortgagee and its agents, employees, contractors and designees an irrevocable license (coupled with an interest) to enter the Mortgaged Property from time to time, at Mortgagor's expense, to evaluate and monitor the Mortgaged Property for compliance with all Environmental Laws as well as the terms of this Mortgage, and to perform appropriate tests (including, without limitation, test borings) and to take samples (including, without limitation, soil and groundwater samples). Mortgagor shall provide Mortgagee with all notices and other communications received from federal, state, county, regional and local agencies and departments which enforce and administer Environmental Laws. Mortgagor shall provide Mortgagee, from time to time upon request, with any and all information requested by Mortgagee concerning the use of the Mortgaged Property and Mortgagor's compliance with the terms of this Mortgage and Environmental Laws.

          (e) Mortgagor shall and does release, indemnify, agree to pay on behalf of, and hold harmless Mortgagee and its officers, directors, agents, employees, successors and assigns of and from any loss, claim, cost, cause of action, action, demand, damage, fine (civil or criminal), penalty or expense, including without limitation clean-up costs, attorneys' fees and court costs, which may be incurred, suffered or sustained by reason of any violation or alleged violation of any terms of this Mortgage or any Environ-mental Law on, in, under, from or about the Mortgaged Property, caused in whole or in part, regardless of fault, by any past, present or future owner, occupier, tenant, subtenant, licensee, guest, or other person or entity, including but not limited to Mortgagor and Mortgagee. The terms of this paragraph shall survive the payment in full of all sums secured this Mortgage and the termination and satisfaction of record of this Mortgage.

          (f) If Mortgagee should pay or incur any costs, fees, expenses, settlements, damages, fines (criminal or civil) or penalties, including, but not limited to, clean-up costs, at-torneys' fees and court costs, because of a past, present or future violation of the terms of this Mortgage or Environmental Laws on, in, under, from or about the Mortgaged Property, all such sums shall be added to the indebtedness secured by this Mortgage, shall be payable on demand by Mortgagor, and shall bear

<PAGE 16>
interest at the highest rate set forth in the Note. The terms of this paragraph shall survive the payment in full of all other sums secured by this Mortgage and the termination and satisfaction of record of this Mortgage.

     17. Environmental Representations. Mortgagor has investi-gated the prior ownership and uses of the Mortgaged Property, in a manner consistent with good commercial and customary practice, to determine that the Mortgaged Property is free of Hazardous Substances. Mortgagor, in performing its investigation, has considered (i) the relationship of the purchase price to the value of the Mortgaged Property if uncontaminated when acquired,
(ii) commonly known or ascertainable information about the Mortgaged Property, and (iii) the obviousness of the presence or likely presence of contamination. Mortgagor warrants and represents to Mortgagee, to the best of Mortgagor's knowledge, that:

          (a) None of the Mortgaged Property has ever been used to treat, store, produce, handle, transfer, process, transport, dispose or otherwise release Hazardous Substances which has caused, however remotely, a contamination that requires or could require removal or remediation under any Environmental Law or that creates or could create any liability for removal or remediation.

          (b) No contamination or pollution or danger of pollution or contamination exists from a condition on the Mortgaged Property which requires any corrective action under any Environmental Law or which could result in any liability for corrective action.

          (c) No notification has been filed with regard to a release of Hazardous Substances on, into or from the Mortgaged
Property under any Environmental Laws.

          (d) Neither Mortgagor nor any prior owner or occupier of the Mortgaged Property has received a summons, citation, notice of violation, administrative order, directive, letter or other communication, written or oral, from any governmental or quasi-governmental authority concerning any violation or alleged violation of any Environmental Law.


<PAGE 17>
          (e) No underground storage tanks are currently located on the Mortgaged Property. Any such tanks that previously existed on the Mortgaged Property were removed in compliance with all Environmental Laws and there was no evidence of any contamination caused by the removal of any such tanks.

          (f) No asbestos-containing materials and no polychlor-inated biphenyls are located on the Mortgaged Property.

     18. Events of Default. The occurrence of any one or more of the following events shall constitute a default under this Mortgage ("Event of Default"):

          (a) Mortgagor fails to observe or perform any terms, conditions, and agreements of this Mortgage or the other Loan Documents to be observed or performed by Mortgagor (subject, to the extent applicable thereto, to any cure or grace periods in the Note).

          (b) A default or event of default otherwise occurs under the Note, the Loan Agreement, or the other Loan Documents.

          (c) A default or event of default occurs under or in connection with any other loan, advance, extension of credit, or other financial accommodation now or hereafter made by Mortgagee to Mortgagor, or under any other agreements, documents, or instruments now or hereafter executed or delivered by Mortgagor to Mortgagee.

          (d) A default occurs under or in connection with any other indebtedness or obligation secured by the Mortgaged
Property or any part thereof.

     19. Remedies Upon Default. Upon the occurrence of an Event of Default, or at any time during the continuance of an Event of Default, Mortgagee, may at its election, declare the whole unpaid principal sum and all accrued and unpaid interest thereon, and all other sums payable under the Loan Documents, to be immediately due and payable without notice or demand, and Mortgagee may immediately and without demand exercise any of the following rights and remedies, in addition to any of the rights or remedies provided in the other Loan Documents or in other documents held by Mortgagee as security for the indebtedness evidenced by the Note, and such rights and remedies otherwise

<PAGE 18>
available to Mortgagee at law, in equity, by virtue of statute, or otherwise, without further stay, any law, usage or custom to the contrary notwithstanding:

          (a) Mortgagee may either in person or by agent, with or without bringing any action or proceeding, take possession of the Premises, the Improvements and the Building Equipment and exercise with respect thereto all rights of a mortgagee in possession, and may collect all rents therefrom and, after deducting all costs of collection and administration expense, apply the net rents to the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, to the maintenance, repair or restoration of the Mortgaged Property, or on account and in reduction of the principal or interest secured by this Mortgage, in such order and amounts as Mortgagee may elect in its sole discretion. Upon taking possession, Mortgagee may do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Premises, the Improvements, and the Building Equipment, to increase the income therefrom and to protect the security thereof, including sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid. The making of such alteration, additions, improve-ments, renovations, repairs and replacements to the Mortgaged Property as Mortgagee may deem proper; the demolishing of any part or all of the buildings, structures or other improvements on the Premises which in the judgment of Mortgagee may be in an unsafe condition and dangerous to life or property; and the remodeling of such buildings, structures or other improvements so as to make them available in whole or in part for any business, dwelling, multiple dwelling or other purposes.

          (b) Mortgagee may institute, notwithstanding the provisions of any law or act of assembly to the contrary, any appropriate action or proceeding to foreclose this Mortgage as if any and all redemption periods had fully expired, and proceed to judgment and execution for all sums secured by this Mortgage.

          (c) MORTGAGOR IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AS WELL AS AGAINST ALL PERSONS CLAIMING UNDER, BY OR THROUGH MORTGAGOR, AND IN FAVOR OF MORTGAGEE, AS OF ANY TERM, PAST, PRESENT OR FUTURE,

<PAGE 19>
WITH OR WITHOUT DECLARATION, FOR POSSESSION OR CONTROL OF THE PREMISES AND THE IMPROVEMENTS TOGETHER WITH THE HEREDITAMENTS AND BUILDING EQUIPMENT (WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT ANY STAY OF EXECUTION OR APPEAL) FOR WHICH THIS INSTRUMENT (OR A COPY THEREOF VERIFIED BY AFFIDAVIT) SHALL BE A SUFFICIENT WARRANT; WHEREUPON, APPROPRIATE PROCESS TO OBTAIN POSSESSION OR CONTROL OF THE PREMISES AND THE IMPROVEMENTS TOGETHER WITH THE HEREDITAMENTS AND BUILDING EQUIPMENT (INCLUDING LEVY AND EXECUTION) MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, MORTGAGOR RELEASING AND AGREEING TO RELEASE MORTGAGEE AND SUCH ATTORNEYS FROM ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH JUDGMENT OR IN CAUSING SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT MORTGAGEE SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY SOMEONE ON MORTGAGEE'S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE; AND IT IS EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER ANY SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD OR BE TERMINATED, OR POSSESSION OF THE PREMISES AND IMPROVEMENTS TOGETHER WITH THE HEREDITAMENTS AND BUILDING EQUIPMENT REMAINS IN OR IS RESTORED TO MORTGAGOR OR ANYONE CLAIMING UNDER, BY OR THROUGH MORTGAGOR, MORTGAGEE MAY, WHENEVER AND AS OFTEN AS MORTGAGEE SHALL HAVE THE RIGHT TO AGAIN TAKE POSSESSION OF THE PREMISES AND THE IMPROVEMENTS TOGETHER WITH THE HEREDITAMENTS AND BUILDING EQUIPMENT, BRING ONE OR MORE FURTHER CONFESSIONS IN THE MANNER SET FORTH ABOVE TO RECOVER POSSESSION OF THE PREMISES AND IMPROVEMENTS TOGETHER WITH THE BUILDING EQUIPMENT, AND THE AUTHORITY AND POWER ABOVE GIVEN TO ANY SUCH ATTORNEY SHALL EXTEND TO ALL SUCH FURTHER CONFESSIONS.

          (d) Mortgagee, in its sole discretion, regardless of whether a foreclosure suit has been commenced, shall be entitled to the appointment of a receiver of the rents, without notice, to the extent not prohibited by applicable law, with power to collect the rents, issues and profits of the Mortgaged Property as a matter of strict right and without notice, with power to collect rents, issues and profits of the Mortgaged Property due and coming due, both prior to and during the pendency of such foreclosure suit, without regard to the value of the Mortgaged Property or to the solvency of the Mortgagor or any other person liable for the indebtedness secured by this Mortgage, and regardless of whether Mortgagee has an adequate remedy at law.

<PAGE 20>
Such receiver may rent the Mortgaged Property, or any part thereof, for such term or terms and on such other terms and conditions as such receiver may see fit, collect all rents (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rents to the payment of taxes, water and sewer rents, other lienable charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair and restoration of the Mortgaged Property, or in reduction of the principal or interest, or both, secured by this Mortgage, in such order and amounts as such receiver may elect. Mortgagor, for itself and its successors and assigns, waives any and all defense to the application for a receiver and consents to such appointment. The expenses, including receiver's fees, counsel fees, costs and agent's compensation, incurred in connection with the exercise of the powers contained in this Mortgage shall be secured by this Mortgage.

          (e) Mortgagee may exercise any and all remedies avail-able to a secured party under the Uniform Commercial Code or available at law, in equity, by virtue of statute or otherwise.

     20. Security Agreement. Mortgagor agrees that the Building Equipment, to the extent permitted by law, is part of the Premises and is subject to the lien of this Mortgage, and this Mortgage, in the event and to the extent that any Building Equipment shall not be deemed to be part of the Premises, shall constitute a security agreement under the Uniform Commercial Code. Mortgagor shall execute and deliver to Mortgagee on demand, and irrevocably appoints Mortgagee or any officer of Mortgagee the attorney-in-fact of Mortgagor (which appointment is agreed to be coupled with an interest) to execute, deliver and file such financing statements and other instruments as Mortgagee may require in order to perfect and maintain such security interest under the Uniform Commercial Code. A carbon, photographic or other reproduction of this Mortgage shall be sufficient as a financing statement for filing purposes under the Uniform Commercial Code.

     21. Construction Mortgage. The indebtedness secured by this Mortgage is to be advanced, in part, in connection with the construction of certain improvements upon the Premises pursuant to the Loan Agreement, the terms and conditions of which are incorporated in this Mortgage by this reference with the same

<PAGE 21>
force and effect as it more fully set forth in this Mortgage. It is understood and agreed that the Mortgage covers present and future advances, in the aggregate amount secured by this Mortgage, made by Mortgage to or for the benefit of Mortgagor pursuant to the Loan Agreement and the lien of such future advances shall relate back to the date of this Mortgage. This Mortgage constitutes a "construction mortgage" as defined in
Section 9-313 of the Uniform Commercial Code and secures an obligation incurred for the construction of the improvements.

     22. Purchase Money Mortgage. The indebtedness secured by this Mortgage was incurred in part to finance the acquisition of a portion of the Mortgaged Property. This Mortgage constitutes a "purchase money mortgage" and shall be entitled to all benefits as such under the laws of the State of New Jersey and all other applicable laws.

     23.  Future Advances.

          (a) This Mortgage shall constitute security for any and all past, present, and future loans, advances, extensions of credit, or other financial accommodations made by Mortgagee to Mortgagor, or to third parties upon the surety, guaranty, endorsement, or other accommodation of Mortgagor, as well as for any and all other obligations and liabilities of any kind of Mortgagor o Mortgagee, and for all interest thereon; provided, however, that the maximum amount of indebtedness secured by this Mortgage shall not exceed the principal sum of $3,500,000.00 plus all accrued and unpaid interest, plus all costs and expenses incurred or assumed by Mortgagee under this Mortgage (including, without limitations, costs and expenses described in paragraph
(b), below).

          (b) In addition to and not in limitation of any other provisions in this Mortgage, it is understood and agreed that this Mortgage shall constitute security for the unpaid balance of advances made, with respect to the Mortgaged Property, for the payment of taxes, assessments, maintenance charges, insurance premiums, or costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by Mortgagor by reason of default by Mortgagor under this Mortgage, and advances made under the Loan Agreement to enable completion of the improvements for which the loan was originally made.

<PAGE 22>
     24. Additional Notices. In addition to and not in limitation of any other notice requirements in this Mortgage, Mortgagor shall give Mortgagee prompt written notice of the occurrence of any of the following: (i) receipt from any govern-mental authority of any notice or other communication relating to the structure, use or occupancy of the Mortgaged Property or any part thereof; (ii) change in the occupancy of the Mortgaged Property or any part thereof; (iii) commencement of any litigation or receipt of notice of any threat of litigation affecting the Mortgaged Property or any part thereof; (iv) receipt of any notice from any tenant or subtenant of the Mortgaged Property or any part thereof; (v) the occurrence of a default under the terms of any agreements affecting or relating to the Mortgaged Property or any part thereof; (vi) the occurrence of a fire or other casualty causing damage to the Mortgaged Property or any part thereof; (vii) receipt of notice of eminent domain proceedings or condemnation of the Mortgaged Property or any part thereof; and (viii) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in the Mortgaged Property or any part thereof.

     25.  Miscellaneous.

          (a) No extension or indulgence granted to Mortgagor, and no alteration, change or modification of the Loan Documents consented or agreed to by Mortgagee, and no other act or omission of Mortgagee, including the taking of additional security or the release of any security, shall constitute a release of the lien and obligation of this Mortgage or be interposed as a defense against the enforcement of this Mortgage, except an act of Mortgagee which constitutes an express release and satisfaction of the Note and all other obligations. This Mortgage may not be changed orally or by any course of dealing between Mortgagor and Mortgagee, but only by an agreement in writing duly executed on behalf of the party against whom enforcement of any waiver, change, modification or discharge is sought.

          (b) All rights and remedies granted by this Mortgage or in the other Loan Documents or otherwise available at law, in equity, by statute, or otherwise, shall be cumulative and concur-rent and may be pursued separately, successively, or concurrently at Mortgagee's sole option, and may be exercised from time to

<PAGE 23>
time and as often as occasion therefor shall arise until the indebtedness secured by this Mortgage is paid in full. Mortgagee may resort to any security it holds in such order and manner as Mortgagee deems fit and may sell at any foreclosure sale on this Mortgage the Premises, Improvements, and Building Equipment in one parcel or in such parcels as Mortgagee elects in its sole discretion; the fore-closure sale shall pass title to all such property; and Mortgagee may bid and become the purchaser of the Mortgaged Property or any part thereof at any foreclosure sale under this Mortgage.

          (c) Any part of the Mortgaged Property may be released by Mortgagee without affecting the lien, security interest and assignment of this Mortgage against the remainder of the Mortgaged Property. The taking of additional security, or the extension or renewal of the indebtedness evidenced by the Note or any part thereof, shall not release or impair the lien, security interest and other right granted by this Mortgage, or affect the liability of any endorser or guarantor or improve the right of any permitted junior lienholder; and this Mortgage, as well as any instrument given to secure any renewal or extension of the indebtedness evidenced by the Note, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided in this Mortgage, on all of the Mortgaged Property not expressly released until the Note is paid in full.

          (d) In the event that Mortgagee shall refer any or all of the Loan Documents to counsel because of any default under the Loan Documents, Mortgagor shall reimburse Mortgagee for attorneys' fees and costs incurred by Mortgagee. If judgment is entered under the Note or any of the other Loan Documents, or foreclosure proceedings are commenced upon this Mortgage, then reasonable attorneys' fees shall be payable and shall be recovered in addition to all principal, interest and other recoverable sums then due, in addition to costs of suit. If Mortgagee shall become a party, whether as plaintiff or defendant, to any suit or legal proceeding affecting the lien created by this Mortgage, Mortgagor shall pay to Mortgagee on demand its costs, expenses, and attorneys' fees in such suit or proceeding.

           (e) To the extent permitted by law, Mortgagor waives any right pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or

<PAGE 24>
other matter to defeat, reduce or affect the right of Mortgagee to sell the Mortgaged Property for the collection of the indebtedness evidenced by the Note (without any prior or different resort for collection), or the right of Mortgagee to the payment of such indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant.

           (f) To the extent that Mortgagee pays any outstanding lien, charge or encumbrance affecting the Mortgaged Property, such proceeds shall be deemed to have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to all rights, interests and liens owned or held by the owner or holder of such outstanding liens, charges and encumbrances, irrespective of whether such liens, charges or encumbrances are released of record; provided, however, that the terms and provisions of this Mortgage shall govern the rights and remedies of Mortgagee and shall supersede the terms, provisions, rights, and remedies of the lien or liens to which Mortgagee is subrogated under this paragraph (f).

          (g) Nothing contained in this Mortgage is intended to create any partnership, joint venture or association between Mortgagor and Mortgagee, or in any way make Mortgagee a co-principal with Mortgagor with reference to the Mortgaged
Property.

          (h) If at any time Mortgagee determines that any further instruments, documents, acts or things are necessary or desirable to vest or confirm any right or remedy granted in this Mortgage, Mortgagor shall execute and deliver any instrument or document and do or cause to be done any act or thing deemed necessary or desirable by Mortgagee for any purpose.

           (i) All written notices to be given by either party to the other party shall be given by personal delivery or sent by registered or certified mail, return receipt requested, postage prepaid, such notices shall be deemed to be effective the date personally delivered or deposited in the United States mails. Any notice by Mortgagor to Mortgagee shall be addressed to Mortgagee at its place of business, 732 Montgomery Avenue, Narberth, Pennsylvania 19072, Attn: Lee Tabas, or at such address as Mortgagee may specify in writing to Mortgagor. Any notice by Mortgagee to Mortgagor shall be addressed to Mortgagor

<PAGE 25>
at 600 Third Avenue, Kingston, Pennsylvania 18704, Attn: Joshua
Kane, Senior Vice President or at such address as Mortgagor may specify in writing to Mortgagee.

          (j) To the extent permitted by law, Mortgagor waives and releases all errors, defects and imperfections in any proceedings instituted by Mortgagee under the terms of this Mortgage and the Note, as well as all benefits that might accrue to Mortgagor by virtue of any present or future laws exempting the Mortgaged Property, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment.

          (k) All provisions under any act, statute or regulation of the State of New Jersey or the Commonwealth of Pennsylvania now in effect or hereafter passed to relieve Mortgagor in any manner from the obligations assumed by this Mortgage or requiring the foreclosure and sale of the Mortgaged Property before the attachment of or execution against other property, real or personal, of Mortgagor, are expressly waived in favor of the obligee on the Note or this Mortgage.

          (l) At the sole option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to any award in condemnation) to any and all leases of all or any part of the Mortgaged Property, upon the execution by Mortgagee and recording thereof any time hereafter, in the appropriate office for the recording of deeds in and for the county or district wherein the Mortgaged Property is situated, of a unilateral declaration to that effect.

          (m) If any term or provision of this Mortgage or the application thereof to any person or circumstances should, to any extent be invalid or unenforceable, the remainder of this Mortgage, and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected, and each term and provision of this Mortgage shall be valid and shall be enforced to the fullest extent permitted by law.


<PAGE 26>
          (n) This Mortgage is made solely for the benefit of Mortgagee and its successors and its assigns. No purchaser of the Premises or any tenant under any lease the Premises, nor any other person, shall have standing to bring any action against Mortgagee as a result of this Mortgage, or to assume that Mortgagee will exercise any remedies provided in this Mortgage, and no person other than Mortgagee shall under any circumstances be deemed to be a beneficiary of any provision of this Mortgage.

          (o) This Mortgage shall be binding upon the successors and assigns of Mortgagor. The use of the terms "Mortgagor" and "Mortgagee" shall be deemed to include the respective successors and assigns of the parties.

          (p) Whenever used in this Mortgage, unless the context clearly indicates a contrary intent: (i) the use of any gender shall include all genders; (ii) the singular number shall include the plural, and the plural the singular, as the context may require; and (iii) the word "including" shall mean "including without limitation".

          (q) Mortgagor shall give advance notice in writing to Mortgagee of any proposed change in Mortgagor's name, identity, or structure, and shall execute and deliver to Mortgagee, prior to or concurrently with the occurrence of any such change, all additional financing statements and other documents and instruments that Mortgagee may require to establish and maintain the validity and priority of Mortgagee's security interest with respect to any of the Mortgaged Property.

          (r) MORTGAGOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY PROCEEDING IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, AND MORTGAGOR AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (s) This Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that rights and remedies which relate to realizing upon the Mortgaged Property are governed by the laws of the State of Delaware.

<PAGE 27>
     MORTGAGOR ACKNOWLEDGES RECEIPT, WITHOUT CHARGE, OF A TRUE
AND CORRECT COPY OF THIS MORTGAGE.

     IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage on the day and year first above written.


Witness:                      MARK CENTERS LIMITED PARTNERSHIP
                              By:  Mark Centers Trust,
                                   General Partner


/s/ Alexander S. Kroll        /s/ Joshua Kane
                                  Senior Vice President and
                                  Chief Financial Officer

<PAGE 28>
COMMONWEALTH OF PENNSYLVANIA  :
                              :    SS
COUNTY OF PHILADELPHIA        :


     On this 28th day of January, 1998, before me, a Notary Public, personally appeared Joshua Kane, who acknowledged that he is the Senior Vice President of Mark Centers Trust, general partner of Mark Centers Limited Partnership, a limited partnership, and that being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set may hand and official seal.



                              /s/  Elaine T. Vidovich
                                   Notary Public























<PAGE 29>
                                EXHIBIT A


                            LEGAL DESCRIPTION




                                 Attached



































<PAGE 30>

Land Title Agency, Inc.
464 Valley Brook Avenue
Lyndhurst, NJ  07071
(201) 804-8844

                                        Title No. 97-LT-0552.B

                            DESCRIPTION

ALL that certain tract or parcel of land and premises, situate, lying and being in the Township of Stafford, in the County of Ocean, and State of New Jersey, more particularly described as follows:

BEING known and designated as Lot 1.05 Block 77 as shown on map entitled "Major Subdivision Manahawkin Village, Tax Map Lot 1.01 Block 77, Stafford Township, Ocean County, N.J." dated July 29, 1993 and revised to September 21, 1993 by Owsen, Little & Associates, Inc., Engineers, Planners, Surveyors, and filed in the Ocean County Clerk's Office at Toms River, New Jersey, on December 13, 1993 as Map No. G-2499.

Together with any rights, benefits and/or interest acquired in Reciprocal Easement and Operation Agreement recorded in Deed Book
5042 page 217.

ALSO being described pursuant to a survey drawn by Kenderian
Zilinski Associates dated November 24, 1997 as follows:

BEGINNING at a concrete monument found in the northerly line of Lot 1.06, said point also being the common corner of Tax Map Lots
1.05 and 1.04, Block 77, and running thence

(1) South 58 degrees 30 minutes 30 seconds West 304.24 to a point; thence

(2) South 30 degrees 30 minutes 30 seconds West 85.00 feet to a point; thence

(3) South 47 degrees 49 minutes 41 seconds West 366.92 feet to a point; thence


<PAGE 31>
(4) North 31 degrees 29 minutes 30 seconds West along the common line of Lots 1.07 and 1.05, Block 77 a distance of 183.89 feet to a point; thence

(5) North 52 degrees 00 minutes 00 seconds West along the common line of Lots 1.05 and 1.07, Block 77 a distance of 166.68 feet to a point being the common line corner of Lots 1.04 and 1.05, Block 77; thence

(6) North 58 degrees 30 minutes 30 seconds East along the common line of Lots 1.04 and 1.05, Block 77 a distance of 223.87 feet to an angle; thence

(7) North 12 degrees 57 minutes 56 seconds West still along the common line of Lots 1.04 and 1.05, Blcok 77 a distance of
     105.30 feet to a point; thence

(8) North 77 degrees 02 minutes 04 seconds East still along the common line of Lots 1.04 and 1.05, Block 77 a distance of
     199.30 feet to an angle point; thence

(9) South 12 degrees 57 minutes 56 seconds East still along the common line of Lots 1.04 and 1.05, Block 77 a distance of
     8.70 feet to an angle point; thence

(10) North 77 degrees 02 minutes 04 seconds East still along the common line of Lots 1.04 and 1.05, Block 77 a distance of
     312.22 feet to an angle point; thence

(11) North 12 degrees 57 minutes 56 seconds West still along the common line of Lots 1.04 and 1.05; Block 77 a distance of
     18.00 feet to a point; thence

(12) North 77 degrees 02 minutes 04 seconds East still along the common line of Lots 1.04 and 1.05, Block 77 a distance of
     73.00 feet to an angle point; thence

(13) South 12 degrees 57 minutes 56 seconds East still along the common line of Lots 1.04 and 1.05, Block 77 a distance of
     30.32 feet to the point of curvature; thence

(14) still along the common line of Lots 1.04 and 1.05, Block 77 on a curve to the left having a radius of 128.00 feet, an arc length of 41.39 feet (central angle of 18 degrees 31

<PAGE 32>
     minutes 34 seconds) (chord bearing South 22 degrees 13 minutes 43 seconds East, 41.21 feet) to the point of tangency; thence

(15) South 31 degrees 29 minutes 30 seconds East still along the common line of Lots 1.04 and 1.05, Block 77 a distance of
     85.63 feet to the point and place of BEGINNING.

FOR INFORMATION ONLY:

Being known as lot 1.05 in Block 77 on the Official Tax Map of the Township of Stafford in the County of Ocean and State of New
Jersey.

ALL that certain tract or parcel of land and premises, situate, lying and being in the Township of Stafford, in the County of Ocean, and State of New Jersey, more particularly described as follows:

BEGINNING at a concrete monument found in the southwesterly line of Washington Avenue (60 foot R.O.W.). Siad point also being the common corner of Lots 1.04 and 1.06, Block 77; and running thence

(1) South 31 degrees 29 minutes 30 seconds along the southwesterly line of Washington Avenue, a distance of
232.26 feet to the point being the common corner of Lots 2 and 1.06, Block 77; thence

(2) South 28 degrees 17 minutes 43 seconds West, along the common line of Lots 2 and 1.06, Block 77 a distance of
     250.00 feet to an angle point; thence

(3) South 31 degrees 29 minutes 30 seconds East, still along the aforesaid common line of Lots 2 and 1.06, Block 77 a distance of 12.00 feet to a point being the common corner of Lots 1.06 and 1.07, Block 77; thence

(4) South 58 degrees 30 minutes 30 seconds West along the common line of Lots 1.06 and 1.07, Block 77 a distance of 729.57 feet to an angle point; thence




<PAGE 33>
(5) North 31 degrees 29 minutes 30 seconds West, still along the common line of Lots 1.06 and 1.07, Block 77 a distance of
     247.15 feet to a point being the common corner of Lots 1.06 and 1.05, Block 77; thence

(6) North 47 degrees 49 minutes 41 seconds East, along the common line of Lots 1.06 and 1.05, Block 77 a distance of
     366.92 feet to an angle point; thence

(7) North 30 degrees 30 minutes 30 seconds East, still along the common line of Lots 1.06 and 1.05, Block 77, a distance of
     85.00 feet to a concrete monument found at an angle point;
     thence

(8) North 58 degrees 30 minutes 30 seconds East, still along the common line of Lots 1.06 and 1.05 then 1.04, Block 77, a distance of 375.00 feet to a concrete monument found at angle point; thence

(9) North 52 degrees 10 minutes 05 seconds East, along the common line of Lots 1.06 and 1.04, Block 77 a distance of
     135.83 feet to the point and place of BEGINNING.

The above description is in accordance with a survey drawn by Kenderian Zilinski Associates dated November 24, 1997.

FOR INFORMATION ONLY:

Being known as lot 1.06 (part of Lot 1.02) in Block 77 on the Official Tax Map of the Township of Stafford in the County of Ocean and State of New Jersey.

Being also known as South New Jersey Route 72.